SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               FORM 8-K


                            Current Report
                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


                             June 5, 2002

           Date of Report (date of earliest event reported)



                     Kirshner International, Inc.

        (Exact Name of Registrant as Specified in its Charter)


Delaware             333-43998               43-1889792

(State or Other      (Commission File        (IRS Employer
Jurisdiction of      Number)                 Identification
Incorporation)                               Number)


   520 Speedwell Avenue, Suite 111, Morris Plains, New Jersey 07950

     (Address of Principal Executive Offices, Including Zip Code)


                            (973) 538-4183

         (Registrant's Telephone Number, Including Area Code)


        710 Oakfield Drive, Suite 202, Brandon, Florida 33511

    (Former Name or Former Address, if Changed Since Last Report)

Item 1.  CHANGES IN CONTROL OF REGISTRANT.

     (a) As of the date hereof, after giving effect to 22,000,000 shares of our common stock issued to the shareholders of Kirshner Corporation, a Delaware corporation ("Kirshco") in order to conclude a share exchange transaction (See Item 2. "Acquisition and Disposition of Assets" below) and after giving effect to 660,000 shares of our common stock issued upon the conversion of the balance outstanding under certain convertible notes payable by Kirshco (the "Convertible Notes") but without giving effect to 1,000,000 shares of our common stock to be issued by us to purchasers of our common stock pursuant to a recent offering (the "Recent Offering") undertaken by us under the provisions of Regulation D under the Securities Act of 1933, as amended (the "Securities Act"), which Recent Offering was a condition precedent to the conclusion of our acquisition of Kirshco (See "Item 5. Other Events - Recent Offering of Securities"), we have 28,095,000 shares of our common stock outstanding. The 22,000,000 shares of our common stock issued by us in connection with our acquisition of Kirshco represent approximately 78 percent of our issued and outstanding common stock.
 Accordingly, the holders of the 22,000,000 shares of our common stock issued in connection with our acquisition of Kirshco own, in the aggregate, more than a majority of our issued and outstanding common stock and possess significant influence over us, giving those shareholders the ability, among other things, to elect a majority of our Board of Directors and approve significant corporate transactions. Such share ownership and control may also have the effect of delaying or preventing any further change in control, impeding a merger, consolidation, takeover or other business combination or discourage a potential acquirer from making a tender offer or otherwise attempting to obtain control of us which could have a material adverse effect on the market price of our common stock. As a part of our acquisition of Kirshco, shareholders owning, after the acquisition, owning more than a majority of our outstanding common stock entered into a Rights Agreement (the "Rights Agreement"). The Rights Agreement provides, among other things, that for a period of 6 months from May 16, 2002, the parties to the Rights Agreement shall vote their shares for the election of certain directors and that such directors shall not permit the issuance by us of more than 10,000,000 common shares. Likewise, as part of our acquisition of Kirshco, Keith Webb ("Webb") contributed 88,750,000 shares of our common then owned by Webb to our capital and transferred 250,000 shares of our common stock then owned by Webb to Donald Mastropietro, one of our directors. Pursuant to the Restriction Agreement, Webb has agreed, in addition to such limitations as are provided by applicable securities laws, for a period of 24 months from May 16, 2002, to limitations upon the ability of Webb to sell, transfer, assign, hypothecate, donate and encumber restrictions any of our common stock then owned by Webb.

     (b) On the date hereof, after giving effect to 22,000,000 shares of our common stock issued to the shareholders of Kirshco and after giving effect to 660,000 shares of our common stock issued upon the conversion of the Convertible Notes but without giving effect to 1,000,000 shares of our common stock to be issued by us to purchasers of our common stock pursuant to the Recent Offering we have 28,095,000 shares of our common stock issued and outstanding. The following table sets forth certain information regarding the beneficial ownership of our common stock as of May 31, 2002 of (1) each person who is know to us to own beneficially more than 5% of our common stock, (2) each of our directors and officers and (3) all of our directors and officers as a group:

Name and Address of Beneficial   Amount of        Approximate
Owner                            Beneficial       Percent of
                                 Ownership (1)    Class (1)

Donald and Sheila Kirshner, as          21,153,860         75.3
Tenants by the Entireties (2)
520 Speedwell Avenue
Suite 111
Morris Plains, New Jersey 07950

Donald Mastropietro (3)                    250,000          0.8
520 Speedwell Avenue
Suite 111
Morris Plains, New Jersey 07950

Carol Wager (4)                          1,500,180          5.3
2227 US Highway One
N. Brunswick, New Jersey 08902

Matthew Wager(5)                         1,349,920          4.8
2227 US Highway One
N. Brunswick, New Jersey 08902

Stanley and Blanche Wager, as              228,840          0.8
Tenants by the Entireties(6)
2273 Renfrew Avenue
Elmont, New York 11003

Keith Webb(7)                            1,000,000          3.5
520 Speedwell Avenue
Suite 111
Morris Plains, New Jersey 07950

Ron Dante (8)                                    0          0.0
1283 S. Beverly Glen Boulevard
Suite 3
Los Angeles, California 90024

All directors and officers as a         21,403,860         76.2
group (9)



(1)Unless otherwise noted below, we believe that all persons named in the table have sole voting and investment power with respect to all shares of our common stock beneficially owned by them. For purposes hereof, a person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon the exercise of warrants or options or the
conversion of convertible.   Each beneficial owner's percentage
ownership is determined by assuming that any such warrants, options or convertible securities that are held by such person (but not those held by any other person) and which are exercisable within 60 days from the date hereof, have been exercised.

(2)In addition to the 18,674,920 shares of our common stock issued to Donald and Sheila Kirshner in connection with our acquisition of Kirshco, includes (I) 1,500,180 shares of our common stock held by Carol Wager (see note 4, below) over which Donald Kirshner exercises voting control until May 15, 2004 pursuant to a Voting Agreement dated May 16, 2002 between Donald Kirshner and certain of our shareholders (the "May Voting Agreement"); (ii) 1,349,920 shares of our common stock held by Matthew Wager (see note 5, below) over which Donald Kirshner exercises voting control until May 15, 2004 pursuant to the May Voting Agreement and (iii) 228,840 shares of our common stock held by Stanley and Blanche Wager (see note 6, below) over which Donald Kirshner exercises voting control until May 15, 2004 pursuant to the May Voting Agreement. Donald Kirshner is one of our directors and is our President and Secretary. Sheila Kirshner is neither a directors nor an officer. Donald Kirshner and Sheila Kirshner are married and own our common stock as tenants by the entireties.

(3)Donald Mastropietro is one of our directors.

(4)In addition to the 999,900 shares of our common stock issued to Carol Wager in connection with our acquisition of Kirshco, includes 250,140 shares of our common stock held by Carol Wager as custodian for Danielle Wager, the minor child of Carol Wager and Matthew Wager and 250,140 shares of our common stock held by Carol Wager as custodian for Stephanie Wager, the minor child of Carol Wager and Matthew Wager. Carol Wager disclaims any beneficial ownership of the shares of our common stock owned, beneficially or otherwise by Matthew Wager or by Stanley and Blanche Wager. Carol Wager is the beneficial owner of more than five percent (5%) of our common stock.
 Pursuant to the May Voting Agreement, voting power over the shares owned, beneficially or otherwise, by Carol Wager has been delegated to Donald Kirshner until May 15, 2004.

(5)Matthew Wager is the husband of Carol Wager and the father of Danielle Wager and Stephanie Wager. Matthew Wager disclaims any beneficial ownership of the shares of our common stock owned, beneficially or otherwise, by Carol Wager or by Stanley and Blanche Wager. Pursuant to the May Voting Agreement, voting power over the shares owned, beneficially or otherwise, by Matthew Wager has been delegated to Donald Kirshner until May 15, 2004.

(6)Stanley and Blanche Wager are the parents of Matthew Wager. Stanley and Blanche Wager disclaim any beneficial ownership of the shares of our common stock owned, beneficially or otherwise, by Carol Wager or by Matthew Wager. Pursuant to the May Voting Agreement, voting power over the shares owned, beneficially or otherwise, by Stanley and Blanche Wager has been delegated to Donald Kirshner until May 15, 2004.

(7)Keith Webb was appointed as a director on February 19, 2002 and resigned on May 16, 2002. At the time of the resignation by Mr.
Webb there was no disagreement between Mr. Webb and us in connection with any matter.

(8)Ron Dante is one of our directors.

(9)Does not include the shares of our common stock owned by Keith
Webb (see note 7, above).  See Notes 2, 3, 4, 5 and 6 above.

Item 2.  ACQUISITION AND DISPOSITION OF ASSETS.

     On May 16, 2002, we acquired all of the issued and outstanding shares of Kirshner Corporation, a Delaware corporation ("Kirshco"), a formerly unaffiliated development stage entity that intends to become a global entertainment company focusing music, video and television production, corporate event planning, motivational speaking, concert promotion, merchandising and branding activities and talent. We intend to develop and produce a wide range of music and television programming for television networks, first-run domestic syndicators, cable networks and advertisers. We also intend to license rebroadcast rights to certain programs that we may create, to licenses segments of such programming to third parties and, from time to time, to produces home videos. We believe that there is growing demand for cost-efficient, original programming from new cable networks, advertisers, syndicators, and other digitized platforms. We hope to enter the corporate productions and communications business where we expect to concentrate on the development and implementation of non-traditional marketing communications programs, corporate meetings and special events, new product introductions, trade shows and exhibits, event marketing and film, video and leisure attractions. We intend to access a wide range of talent and production resources and to provide value to the corporate communications clients we may attract by. We hope to establish an e-commerce portal and to establish an Internet presence where our products can be seen, heard and purchased.

     Our principal stockholder, chairman of the board of directors, president and chief executive officer is Donald Kirshner. Don Kirshner's name is well known in the music, film and television industries, and Mr. Kirshner has been responsible for many major innovations in rock music performance and in the development of music talent. Kirshner projects speak for themselves. He was the man behind The Monkees and the musical Archies and presented the world with artists and songwriters such as Carole King, Bobby Darin, Neil Diamond, Phil Spector, Neil Sedaka, Carol Bayer Sager, Tony Orlando, Barry Mann, Cynthia Weil, Gerry Goffin and Brian Wilson. In the early 70's, Don Kirshner served as the executive producer of the ground breaking show "In Concert" where his innovation of simulcasting was first implemented and which gave stars such as, Eric Clapton, The Bee Gees, the Allman Brothers Band, Van Morrison and Jimmy Bufffet their initial recognition. Mr. Kirshner created, hosted and served as the executive producer of the successful and critically acclaimed "Don Kirshner's Rock Concert" television show which ran from 1972 through the 1980's. The show gave musicians Billy Joel, Lionel Ritchie, Rod Stewart, Patti Labelle, Sting, Phil Collins, Bruce Springsteen, Led Zeppelin, Tina Turner, Prince, Mick Jagger and The Rolling Stones and comedians Jay Leno, David Letterman, Billy Crystal, Gary Shandling, Robert Klein, George Carlin and Steve Martin national television exposure very early in their careers. Likewise, Don Kirshner was the North American publisher of the timeless music of John Lennon and Paul McCartney, ranging from "Yesterday" to "Imagine" and including the songs of the Beatles published under the ATV-Kirshner banner.

     Our acquisition of Kirshco was accomplished pursuant to a Stock Exchange Agreement dated May 6, 2002 (the "Stock Exchange Agreement") between us and the owners of all of the issued and outstanding common stock of Kirshco (the "Kirshco Shareholders"), and as a result of the conclusion of the transaction contemplated by the Stock Exchange Agreement (the "Stock Exchange Transaction"), Kirshco is now our wholly owned subsidiary. We exchanged 22,000,000 shares of our $.001 par value common stock for all of the issued and outstanding shares of Kirshco. We and the Kirshco Shareholders engaged in arms length negotiations to determine the relative value of the consideration associated with the Stock Exchange Transaction.
 Since the Stock Exchange Agreement provided solely for the issuance of our common shares from our authorized but unissued capital in exchange for all of the issued and outstanding common stock of Kirshco held by the Kirshco Shareholders, no funds, other than the funds necessary to pay the costs incurred by us in connection with undertaking the Stock Exchange Transaction, were required by us. We intend to conduct the operations of Kirshco in the same manner as operations were conducted prior to our acquisition of Kirshco.

     Prior to our acquisition of Kirshco, there was no material relationship between Kirshco or any of the Kirshco Shareholders and us or any of our affiliate, directors or officers, or any associate of any of our directors or officers, except that over the approximate period of two (2) years prior to the consummation of our acquisition of Kirshco, Keith Webb, from time to time during such period, provided Kirshco and its officers, directors and affiliates with certain gratuitous financial consulting services. Shortly after February 19, 2002, when Mr. Webb became our majority shareholder, our president and a director, Mr. Webb commenced negotiations with Kirshco in connection with the potential acquisition of Kirshco by us.

Item 5.  OTHER EVENTS.

     (a) Recent Sale of Common Stock. On approximately May 16, 2002, we offered and sold 1,000,000 shares of our common stock to a single Accredited Investor (as such term is defined under the Act) without registration under the Securities Act in reliance upon the provisions of Rule 506 under Regulation D of the Securities Act for an aggregate offering price of $275,000(the "Recent Offering"). We expect to use the proceeds of the Recent Offering to pay the costs and expenses thereof, to pay the costs associated with the acquisition of Kirshco, to pay certain employees and consultants and for working capital and general corporate purposes.

     (b) Executive Officers and Directors. Simultaneously with our acquisition of Kirshco (See Item 2. Acquisition and Disposition of Assets" above) our then existing director, Keith Webb, appointed Donald Kirshner, Donald Mastropietro and Ron Dante to fill vacancies on our board of directors and, thereafter, Mr. Webb resigned. At the time of the resignation of Mr. Webb there was no disagreement between Mr. Webb and us in connection with any matter.

          The following table sets forth certain information with respect to our current executive officers and directors. Each director holds such position until our next annual meeting of shareholders and until such party's respective successor has been elected and qualifies. Any of our directors may be removed with or without cause at any time by the vote of the holders of not less than a majority of our then outstanding common stock. Other than as otherwise provided in an employment agreement, officers are elected annually by our board of directors. Any of our officers may be removed with or without cause at any time by our board of directors although, in such event, we may incur certain liabilities under an applicable employment agreement.

Name and Address               Positions with the Company
                       Age

Donald Kirshner              68Chairman of the Board of
                               Directors, President, Secretary
                               and Chief Executive Officer

Donald Mastropietro          53Director

Ron Dante                    56Director

     Donald Kirshner has been the chairman of the board of directors, our president, secretary and chief executive officer since May 16, 2002. Since the early nineties, Mr. Kirshner has been an independent consultant to companies involved in the entertainment industry and has appeared on and been interviewed for numerous television and radio programs involving the entertainment industry. He was, likewise, involved with CIBC in an attempt to acquire the New Jersey Nets, NBA basketball franchise and in the development, with certain of Broadway's leading producers, of a Broadway show based upon his music and body of work. Mr. Kirshner is well known for his past accomplishments in the areas of song publishing, production, talent discovery, recording, radio and television. Mr. Kirshner discovered or provided early national exposure for many musical artists, including Michael Jackson, The Eagles, Kiss, Kansas, Aerosmith, John Travolta, Jim Croce, Olivia Newton-John, Fleetwood Mac, Ozzie Osbourne and Black Sabbath. He has been associated with prominent film scores and television theme music, he was the man behind the Monkees, creator of the musical Archies, innovator of the simulcast concept and originator of the "Rock Music Awards" hosted by Diana Ross and Elton John.

     Donald Mastropietro has been one of our directors since May 16, 2002. Mr. Mastropietro has served as Assistant Vice President Finance of Intelliworxx since October 2000, previously serving as Director Accounting and Administration from May 1999 until October 2000. He has served as Corporate Secretary of Intelliworxx since his appointment on March 21, 2000. Mr. Mastropietro also serves as Chief Financial Officer of Be Safe Services, Inc., holding that position since March 2002. From August 2001 through October 2001, Mr. Mastropietro was the sole officer and director of 1stopsale.com Holdings, Inc. From 1996 until he joined Intelliworxx, Mr. Mastropietro worked as a Financial Consultant for several public and private companies. From 1993 to 1996 he served as Chief Financial Officer of EVRO Corporation. From 1972 to 1993, Mr. Mastropietro held several accounting positions at Teltronics, Inc, serving the last five years as Vice President of Finance, Chief Financial Officer, Secretary and Treasurer. Mr. Mastropietro graduated in 1970 from Ohio Northern University with a BA in Business Administration with an Accounting concentration

     Ron Dante has been one of our directors since May 16, 2002. Over the past 32 years Mr. Dante has been the sole shareholder, president and chief executive officer of 311 Productions, a full service music company based in Los Angeles, California. In addition, Mr. Dante acts as both a performer and producer of music for many companies, and in that connection Mr. Dante has served as a musical producer for the Disney's television series, The Litter Mermaid; Showtime Cable's series, Full Frontal Comedy; and the Comedy Channel's special The Best of the Comedy Club. He has also served as music supervisor for the film Walking to Egypt, created music for Dick Clark's production of Deep Family Secrets and served as musical consultant to the Family Channel and Motown Records. Mr. Dante produced the best selling Barry Manilow album, Ultimate Manilow which is currently on the national record charts and is the voice heard as part of an Applebees commercial produced by Mr. Dante for Foote, Cone and Belding.


     Executive Compensation

     We have entered into an employment agreement with Donald Kirshner (the "Kirshner Employment Agreement"). The Kirshner Employment Agreement provides for an initial term of five years, provides for annual base compensation of $400,000, certain incentive compensation, those fringe benefits and perquisites made available by the Company, reimbursement of business expenses, insurance benefits and certain other specified benefits. We expect to institute an incentive plan and to provide benefits to our officers and directors thereunder. We are not presently certain of the nature of any such incentive plan or the benefits, if any, that may be provided to Mr. Kirshner under any such incentive plan.

     We expect to enter into additional employment and consulting agreements with other individuals and entities to provide us with such services we deem appropriate. We are not presently able to determine the term of employment, the level of compensation or the other benefits that we may provide in connection with such additional employment and consulting agreements or the resulting total annual dollar cost to us associated with such additional employment and consulting agreements. Likewise, we expect that as a part of such additional employment and consulting agreements, and in order to attract such parties, we will, after implementation of our incentive plan provide such parties with certain benefits thereunder. We are not presently certain of the nature of any such incentive plan or the benefits, if any, that may be provided to any such party under any such incentive plan.

     (b) Consulting Agreement with Virtual Consulting, Inc. On May 15, 2002 we entered into a consulting agreement (the "Consulting Agreement with Virtual Consulting, Inc. ("Virtual"). Pursuant to the Consulting Agreement, Virtual was to provide certain Internet and information services to us. On May 21, 2002, we learned that a one page document entitled "The Market Insider", Volume 434, Issue #1007 (the "Insider") was publicly released by, we believe, Virtual. The content of the Insider was not approved by us and the release thereof was not authorized by us. As a result of the foregoing, on May 23, 2002, we terminated the Consulting Agreement with Virtual.

     Any recipient of the Insider is advised by us to disregard its content. We are still in our development stage and we hope to undertake the business operations described in this report. We will require additional capital to commence meaningful business operations and, thereafter, to continue and expand those operations.
 We can provide no assurance that our business strategy will be successful. We have not achieved profitability and we are unable to
predict when or if we will do so.   We have not yet made any
forecasts of potential revenues that our operations may generate and, when and if such forecasts are made, they will be based solely upon the opinion of our then current management.

     (d) The information provided in this report may contain "forward looking" statements or statements which arguably imply or suggest certain things about our future. Statements which express that we "believe", "anticipate", "expect", or "plan to" as well as other statements which are not historical fact, are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on assumptions that we believe are reasonable, but a number of factors could cause our actual results to differ materially from those expressed or implied by these statements. We do not intend to update these forward looking statements.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

     (a) Financial Statements of Business Acquired. To be filed by amendment to this Form 8-K within sixty (60) days.

     (b) Pro Forma Financial Information. To be filed by amendment to this Form 8-K within sixty (60) days.

     (C)) Exhibits.  The following exhibits are filed herewith.


        Description                        Location
Exhibit
Number

2.1     Stock Exchange Agreement dated     Filed electronically
        May 6, 2002 (without the           herewith
        counterpart signature pages,
        schedules and exhibits attached
        thereto)

10.1    Rights Agreement dated May 16,     Filed electronically
        2002                               herewith

10.2    Restriction Agreement dated May    Filed electronically
        16, 2002                           herewith

10.3    Donald Kirshner Employment         Filed electronically
        Agreement dated May 16, 2002       herewith

21.1    Articles of Incorporation of       Filed electronically
        Kirshner Corporation               herewith

21.2    Bylaws of Kirshner Corporation     Filed electronically
                                           herewith





                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.


                                Kirshner International, Inc.



June 5, 2002                    By:/s/ Donald Kirshner
                                Donald Kirshner, President